UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2023

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

8800 HSC Parkway

Bryan, Texas 77807

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth below under Item 8.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 8.01.    Other Events.

On December 7, 2023, iBio, Inc., a Delaware corporation (the “Company”), closed its previously announced public offering (the “Offering”) of (i) 600,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) 1,650,000 pre-funded warrants (the “Pre-Funded Warrants”) exercisable for an aggregate of 1,650,000 shares of Common Stock, (iii) 2,250,000 Series C common warrants (the “Series C Common Warrants”) exercisable for an aggregate of 2,250,000 shares of Common Stock, and (iv) 2,250,000 Series D common warrants (the “Series D Common Warrants,” and together with the Series C Common Warrants, the “Common Warrants”) exercisable for an aggregate of 2,250,000 shares of Common Stock exercisable for an aggregate of 2,250,000 shares of Common Stock. The terms of the  Pre-Funded Warrants, Series C Common Warrants and Series D Common Warrants were described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2023, which description is incorporated by reference herein. A.G.P./Alliance Global Partners (“A.G.P.”) acted as lead placement agent, and Brookline Capital Markets, a division of Arcadia Securities, LLC (“Brookline”), acted as co-placement agent (A.G.P. and Brookline are referred to herein, collectively, as the “Placement Agents”) for the Offering.

Each share of Common Stock and Pre-Funded Warrant, as applicable, was sold together with one Series C Common Warrant to purchase one share of Common Stock and one Series D Common Warrant to purchase one share of Common Stock. The combined purchase price of each share of Common Stock and the accompanying Common Warrants was $2.00 (the “Offering Price”) and the combined purchase price of each Pre-Funded Warrant and the accompanying Common Warrants was $1.9999, which is equal to the combined purchase price per share of Common Stock and accompanying Common Warrants, minus the exercise price of each Pre-Funded Warrant of $0.0001. The Series C Common Warrants and the Series D Common Warrants have an exercise price of $2.00 per share and are immediately exercisable. The Series C Common Warrants will expire two (2) years from the date of issuance and the Series D Common Warrants will expire five (5) years from the date of issuance.

The Company received approximately $4.5 million in gross proceeds from the Offering, including the exercise of all Pre-Funded Warrants and prior to deducting placement agent fees and other estimated offering expenses payable by the Company and excluding the net proceeds, if any, from the exercise of the Common Warrants. The Company intends to use the net proceeds from the Offering primarily for working capital and general corporate purposes, including for research and development and other trial preparation expenses and, retention and severance payments to certain of the Company’s employees or former employees.

The Company agreed to pay the Placement Agents an aggregate cash fee equal to 5.5% of the gross proceeds received by the Company from the sale of the securities in the Offering. Pursuant to the Placement Agency Agreement, dated December 5, 2023, entered into by and between the Company and the Placement Agents, the Company also agreed to reimburse the Placement Agents for their accountable offering-related legal expenses in an amount up to $75,000 and pay a non-accountable expense allowance of up to $15,000. The Company previously agreed to pay H.C. Wainwright & Co. a tail fee payable in cash equal to 7.0% of the aggregate gross proceeds raised in the Offering ($307,580) and warrants equal to 6.0% of the number of shares of the aggregate number of shares of Common Stock and Pre-Funded Warrants being offered in the Offering (warrants to purchase 131,820 shares of Common Stock) at an exercise price equal to 125% of the Offering Price (the “Tail Warrants”), if any investor, who H.C Wainwright & Co. contacted or introduced to the Company during the term of its engagement, provides the Company with capital in the Offering. The Tail Warrants have the same terms as the Series D Common Warrants, except that the Tail Warrants have an exercise price equal to $2.50. The Tail Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The description of terms and conditions of the Pre-Funded Warrants, Series C Common Warrants, Series D Common Warrants and the HCW Warrants do not purport to be complete and are qualified in their entirety by the full text of the form of such Pre-Funded Warrants, Series C Common Warrants, Series D Common Warrants and Tail Warrants, copies of which are incorporated by reference or attached as exhibits to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively.

Item 9.01.Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

4.1	Form of Pre-Funded Warrants (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2023)

4.2	Form of Series C Common Warrants (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2023)

4.3	Form of Series D Common Warrants (incorporated herein by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2023)

4.4	Form of the Tail Warrants

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2023	IBIO, INC.

	By:	/s/ Marc A. Banjak
		Name:	Marc A. Banjak
		Title:	General Counsel and Corporate Secretary